SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

    Date of Report (Date Earliest Event Reported)     November 11, 2006

                         BIOSYNERGY,INC.
       (Exact name of Registrant as specified in its charter)

          Illinois               0-12459              36-2880990
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(State or other jurisdiction (Commission File      (IRS Employer
   of incorporation)             Number)            Identification)

           1940 E. Devon, Elk Grove Village, Illinois 60007
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                                                   (Address of
principal executive offices)

Registrant's telephone number, including area code:     (847) 956-0471

                               N/A
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.02.  Unregistered Sales of Equity Securities

As previously reported in Form 10-KSB filed for fiscal year end 4/30/06, on November 12, 1998, Biosynergy, Inc. (the "Company") granted an option to its President, Fred K. Suzuki, to purchase all or a portion of 3,000,000 shares of the Company's common stock at a purchase price of $.025 per share. The option was exercised, in part, on May 9, 2001 and the option was extended twice. Effective November 12, 2004, the Company extended the option to Mr.Suzuki to purchase all or a portion of the remaining 2,951,000 shares until November 12, 2006. Mr. Suzuki, on November 11, 2006, exercised this option to the extent of 720,000 shares fo the Company's common stock at a purchase price of $.025 per share resulting in an additional paid-in-capital of $18,000.

Exemption claimed under Regulation 701.

    The Company is relying on Regulation 701 of the Securities Act of 1933 (the "Act") for exemption from registration of the common stock sold to Mr. Suzuki. Regulation 701 of the Act exempts offers and sales of securities under a written compensatory benefit plan (or written compensatory contract) established by the issuer. Regulation 701 defines "Compensatory Benefit Plan" as any purchase, savings, option, bonus, stock appreciation, profit sharing, thrift, incentive, deferred compensation, pension or similar plan. Mr. Suzuki, in the instant case, was granted a stock option as part of his compensation package and thus the exercise of such is exempt from registration under Regulation 701.



    Item 9.01. Financial Statements and Exhibits

    (d) Exhibits.

    Stock Option Exercise Agreement Dated November 11, 2006.


                            SIGNATURES

               Pursuant to the requirements of the Securities
    Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOSYNERGY, INC.

    Date: November 14, 2006        By:   /s/ Fred K. Suzuki /s/
                                      -------------------------
                                      Fred K. Suzuki, President


                                   By:   /s/ Lauane C. Addis /s/
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                                      Lauane C. Addis, Secretary